AMENDMENT TO

SCHEDULE A

INVESTMENT MANAGEMENT AGREEMENT

THIS AMENDED SCHEDULE A lists the Funds for which the Investment Manager provides investment management services pursuant to the Investment Management Agreement dated April 30, 2007, as amended.

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
Lincoln Hedged S&P 500 Conservative Fund	0.55%	May 21, 2021

Lincoln Hedged S&P 500 Fund	0.55%	May 21, 2021

Lincoln Nasdaq-100 Buffer Fund	0.55%	September 17, 2021

Lincoln Opportunistic Hedged Equity Fund	0.55%	November 15, 2023

LVIP AllianceBernstein Large Cap Growth Fund	0.80% of the first $50 million; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the excess over $500 million	April 30, 2007

LVIP American Balanced Allocation Fund	0.25%	July 30, 2010

LVIP American Century Balanced Fund	0.65% of the first $500 million; and 0.60% of the excess over $500 million	December 1, 2023

LVIP American Century Capital Appreciation Fund	0.55% of the first $1 billion; and 0.50% of the excess over $1 billion	December 1, 2023

LVIP American Century Disciplined Core Value Fund	0.55% of the first $5 billion; and 0.50% of the excess over $5 billion	December 1, 2023

LVIP American Century Inflation Protection Fund	0.31%	December 1, 2023

LVIP American Century International Fund	0.80% of the first $1 billion; and 0.75% of the excess over $1 billion	December 1, 2023

LVIP American Century Large Company Value Fund	0.55% of the first $5 billion; and 0.45% of the excess over $5 billion	December 1, 2023

LVIP American Century Mid Cap Value Fund	0.70%	December 1, 2023

LVIP American Century Select Mid Cap Managed Volatility Fund	0.75%	October 1, 2013

LVIP American Century Ultra Fund	0.60%	December 1, 2023

LVIP American Century Value Fund	0.58%	December 1, 2023

LVIP American Funds Vanguard Active Passive Growth Fund	0.25%	May 1, 2025

LVIP American Global Balanced Allocation Managed Risk Fund	0.25%	March 15, 2012

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP American Global Growth Allocation Managed Risk Fund	0.25%	March 15, 2012

LVIP American Global Growth Fund[1]	0.80%	April 30, 2010

LVIP American Global Small Capitalization Fund[1]	1.00%	April 30, 2010

LVIP American Growth Allocation Fund	0.25%	July 30, 2010

LVIP American Growth Fund[1]	0.75%	April 30, 2010

LVIP American Growth-Income Fund[1]	0.75%	April 30, 2010

LVIP American Income Allocation Fund	0.25%	July 30, 2010

LVIP American International Fund[1]	0.85%	April 30, 2010

LVIP American Preservation Fund	0.25%	August 27, 2012

LVIP Baron Growth Opportunities Fund	1.00%	June 5, 2007

LVIP BlackRock Dividend Value Managed Volatility Fund	0.75% of the first $500 million; and 0.70% of the excess over $500 million	October 1, 2009

LVIP BlackRock Equity Dividend Fund	First $500M 0.65% Next $500M to $1B 0.60% Next $1B to $2.5B 0.55% Over $2.5B 0.50%	May 1, 2021

LVIP BlackRock Global Allocation Fund	0.64% on the first $1.5 billion; and 0.60% of the excess over $1.5 billon	October 1, 2022

LVIP BlackRock Global Allocation Managed Risk Fund	0.15%	May 1, 2019

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	0.25%	May 1, 2016

LVIP BlackRock Inflation Protected Bond Fund	0.45% of the first $500 million; and 0.40% of the excess over $500 million	April 30, 2010

LVIP BlackRock Real Estate Fund	0.73% on assets up to $250 million; 0.63% on assets over $250 million	May 1, 2014

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	0.25%	May 1, 2016

LVIP Blended Large Cap Growth Managed Volatility Fund	0.75% of the first $500 million; and 0.70% of the excess over $500 million	April 30, 2007

LVIP Blended Mid Cap Managed Volatility Fund	0.65%	May 1, 2019

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP Channing Small Cap Value Fund	0.75%	July 18, 2022

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	0.64%	October 1, 2013

LVIP ClearBridge Appreciation Fund	0.75% of the first $250 million; 0.70% of the next $250 million: 0.65% of the next $500 million; 0.60% of the next $1 billion; 0.55% of the next $1 billion: 0.50% of the excess over $3 billion	October 1, 2025

LVIP ClearBridge Dividend Strategy Fund	0.70% of the first $1 billion; 0.68% of the next $1 billion: 0.65% of the next $3 billion; 0.60% of the next $5 billion; 0.55% of the excess over $10 billion	October 1, 2025

LVIP ClearBridge Large Cap Growth Fund	0.70% of the first $1 billion; 0.68% of the next $1 billion: 0.65% of the next $3 billion; 0.60% of the next $5 billion; 0.55% of the excess over $10 billion	October 1, 2025

LVIP ClearBridge Large Cap Value Fund	0.65% of the first $350 million; 0.55% of the next $150 million: 0.525% of the next $250 million; 0.50% of the next $250 million; 0.45% of the excess over $1 billion	October 1, 2025

LVIP Dimensional International Core Equity Fund	0.58%	March 4, 2020

LVIP Dimensional International Equity Managed Volatility Fund	0.25%	April 29, 2011

LVIP Dimensional U.S. Core Equity 1 Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess of $400 million	April 30, 2007

LVIP Dimensional U.S. Core Equity 2 Fund	0.42%	May 1, 2022

LVIP Dimensional U.S. Equity Managed Volatility Fund	0.25%	April 29, 2011

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	0.70%	April 30, 2013

LVIP Fidelity Institutional AM® Total Bond Fund	First $500M 0.65% Next $500M to $1B 0.60% Next $1B to $2.5B 0.55% Over $2.5B 0.50%	May 1, 2021

LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.75% of the first $200 million; 0.65% of the next $300 million; and 0.60% of the excess over $500 million	April 30, 2007

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	0.40% on assets up to $100 million; 0.33% on assets above $100 million	May 1, 2014

LVIP Franklin Templeton Multi-Factor International Equity Fund	0.40% on assets up to $100 million; 0.32% on assets above $100 million	May 1, 2014

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	0.40% on assets up to $100 million; 0.30% on assets above $100 million	May 1, 2014

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	0.40% on assets up to $100 million; 0.30% on assets over $100 million	May 1, 2014

LVIP Global Aggressive Growth Allocation Managed Risk Fund	0.25%	November 1, 2018

LVIP Global Conservative Allocation Managed Risk Fund	0.25%	April 30, 2007

LVIP Global Growth Allocation Managed Risk Fund	0.25%	April 30, 2007

LVIP Global Moderate Allocation Managed Risk Fund	0.25%	April 30, 2007

LVIP Government Money Market Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007

LVIP Invesco Select Equity Income Managed Volatility Fund	0.565%	May 1, 2020

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP JPMorgan Core Bond Fund	0.40%	May 1, 2023

LVIP JPMorgan High Yield Fund	0.65% of the first $500 million; and 0.60% of the excess over $500 million	April 30, 2010

LVIP JPMorgan Mid Cap Value Fund	0.65%	May 1, 2023

LVIP JPMorgan Retirement Income Fund	0.75%	May 1, 2009

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	1.05% of the first $60 million; 0.75% of the next $90 million; and 0.65% of the excess over $150 million	April 30, 2007

LVIP JPMorgan Short Duration Bond Fund	First $500M 0.500% Next $500M to $1B 0.475% Next $1B to $2.5B 0.450% Over $2.5B 0.425%	May 1, 2021

LVIP JPMorgan Small Cap Core Fund	0.65%	May 1, 2023

LVIP JPMorgan U.S. Equity Fund	0.55%	May 1, 2023

LVIP Loomis Sayles Global Growth Fund	0.68%	April 30, 2018

LVIP Franklin Templeton Core Bond Fund, f.k.a. LVIP Macquarie Bond Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007

LVIP Macquarie Diversified Floating Rate Fund	0.60% of the first $500 million; and 0.55% of the excess over $500 million	April 30, 2010

LVIP Macquarie High Yield Fund	First $500M 0.65% Next $500M to $1B 0.60% Next $1B to $2.5B 0.55% Over $2.5B 0.50%	May 1, 2021

LVIP Macquarie Mid Cap Value Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007

LVIP Macquarie SMID Cap Core Fund	First $500M 0.75% Next $500M to $1B 0.70% Next $1B to $2.5B 0.65% Over $2.5B 0.60%	May 1, 2021

LVIP Macquarie Social Awareness Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007

LVIP Macquarie U.S. Growth Fund	First $500M 0.65% Next $500M to $1B 0.60% Next $1B to $2.5B 0.55% Over $2.5B 0.50%	May 1, 2021

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP Macquarie U.S. REIT Fund	First $500M 0.75% Next $500M to $1B 0.70% Next $1B to $2.5B 0.65% Over $2.5B 0.60%	May 1, 2021

LVIP Macquarie Wealth Builder Fund	0.63%	May 1, 2019

LVIP MFS International Equity Managed Volatility Fund	0.85%	April 30, 2013

LVIP MFS International Growth Fund	1.00% of the first $50 million; 0.95% of the next $50 million; 0.90% of the next $50 million; 0.85% of the next $100 million; and 0.80% of the excess over $250 million	October 1, 2010

LVIP MFS Value Fund	0.75% of the first $75 million; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% on assets over $1.5 billion	May 1, 2014

LVIP Mondrian Global Income Fund	0.65%	May 1, 2009

LVIP Mondrian International Value Fund	0.90% of the first $200 million; 0.75% of the next $200 million; and 0.60% of the excess over $400 million	April 30, 2007

LVIP Multi-Manager Global Equity Managed Volatility Fund	0.20%	May 1, 2023

LVIP PIMCO Low Duration Bond Fund	0.50%	May 1, 2014

LVIP SSGA Bond Index Fund	0.40%	May 1, 2008

LVIP SSGA Conservative Index Allocation Fund	0.15%	May 1, 2019

LVIP SSGA Emerging Markets Equity Index Fund	0.34%	November 1, 2018

LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.40%	November 1, 2013

LVIP SSGA International Index Fund	0.40%	May 1, 2008

LVIP SSGA International Managed Volatility Fund	0.23%	May 1, 2019

LVIP SSGA Large Cap Managed Volatility Fund	0.23%	May 1, 2019

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP SSGA Mid-Cap Index Fund	0.27%	September 1, 2014

LVIP SSGA Moderate Index Allocation Fund	0.15%	May 1, 2019

LVIP SSGA Moderately Aggressive Index Allocation Fund	0.15%	May 1, 2019

LVIP SSGA Nasdaq-100 Index Fund	0.29%	February 1, 2021

LVIP SSGA S&P 500 Index Fund	0.24% of the first $500 million; 0.20% of the next $500 million; and 0.16% of the excess over $1 billion	April 30, 2007

LVIP SSGA Short-Term Bond Index Fund	0.28%	April 30, 2018

LVIP SSGA SMID Cap Managed Volatility Fund	0.23%	May 1, 2019

LVIP SSGA Small-Cap Index Fund	0.32%	April 30, 2007

LVIP Structured Conservative Allocation Fund	0.15%	May 1, 2019

LVIP Structured Moderate Allocation Fund	0.15%	May 1, 2019

LVIP Structured Moderately Aggressive Allocation Fund	0.15%	May 1, 2019

LVIP T. Rowe Price 2020 Fund	0.19%	May 1, 2019

LVIP T. Rowe Price 2030 Fund	0.19%	May 1, 2019

LVIP T. Rowe Price 2040 Fund	0.19%	May 1, 2019

LVIP T. Rowe Price 2050 Fund	0.19%	May 1, 2019

LVIP T. Rowe Price 2060 Fund	0.19%	May 1, 2020

LVIP T. Rowe Price Structured Mid-Cap Growth Fund	0.75% of the first $200 million; 0.70% of the next $200 million; and 0.65% of the excess over $400 million	April 30, 2007

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	0.25%	November 1, 2018

LVIP U.S. Growth Allocation Managed Risk Fund	0.25%	May 1, 2019

LVIP Vanguard Bond Allocation Fund	0.25%	April 29, 2011

LVIP Vanguard Domestic Equity ETF Fund	0.25%	April 29, 2011

LVIP Vanguard International Equity ETF Fund	0.25%	April 29, 2011

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP Wellington SMID Cap Value Fund	1.05% of the first $25 million; 0.95% of the next $25 million; 0.85% of the next $50 million; 0.75% of the next $150 million; and 0.70% of the excess over $250 million	April 30, 2007

LVIP Western Asset Core Bond Fund	0.45% of the first $2 billion; and 0.35% of the excess over $2 billion	July 1, 2016

[1]

To the extent that a Fund invests all its investable assets (e.g., securities and cash) in another registered investment company, the Trust will not pay the Investment Manager any fee pursuant to Section 4) of the Agreement.

The parties hereto have caused this Schedule A to be signed by their duly authorized officers as of the 1st day of October, 2025, to be effective in accordance with the dates noted above.

LINCOLN FINANCIAL INVESTMENTS CORPORATION		LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its Funds listed on Schedule A

By:	/s/ Gordon Huellmantel	By:	/s/ James Hoffmayer
Name:	Gordon Huellmantel	Name:	James Hoffmayer
Title:	Senior Vice President	Title:	Vice President & Chief Accounting Officer